Project Presentation

sunesta

Paradisus

PAPAGAYO BAY RESORT
& LUXURY VILLAS

Guanacaste | Costa Rica





Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements. Forward-looking statements are not guarantees of performance. They represent our current intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. These statements are based on certain assumptions that, although believed to be reasonable at this time, may prove to be erroneous. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "projects", "forecasts", "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this presentation. We also note the following forward-looking statements that have been included in this presentation: our financial projections; the estimated completion dates of various stages of the project; the estimated project cost and cost to complete the project; the timing of negotiations with contractors; and expectations regarding concessions and approvals. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of the presentation. All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances occurring after the date of the presentation.

Non-GAAP Financial Measures

This presentation contains certain forward-looking non-GAAP financial measures. EBITDA is a non-GAAP measure of liquidity and should be viewed as a supplement to, not a substitute for, results of operations presented on a GAPP basis. Our presentation of non-GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies.

Contents

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Project Overview....4

Industry Overview....9

Project Status....13

Financial Overview....19

About SunVesta....24

Appendix....30

Project Overview

Five-Star Luxury Resort Development

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Development of Paradisus Papagayo Bay Resort & Luxury Villas ("Paradisus Papagayo") in Guanacaste, Costa Rica

- SunVesta Group is in the final stages of developing its flagship project, a five-star, all-inclusive luxury beach resort, which is expected to open in Q2 2017 and cost USD 201 million[(1)].
- All construction permits have been received and the final stages of earthworks are being completed. Vertical construction is expected to begin in Q3 2015.
- To date, SunVesta's sponsors have injected over USD 50 million of equity into the project, funding the purchase of the land concessions and the initial stages of the development.
- The balance of the project is planned to be financed by:
  - USD 25 million – sale and leaseback of the 20 garden villas
  - USD 126 million – senior debt and additional equity

Vista Mar



Vista Bahia



(1) Construction budget excludes financing related costs

Opportunity Highlights

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Luxury five-star resort in excellent location	• The five-star resort is intended to become the leader in the luxury all-inclusive hotel segment in Costa Rica. • The resort is located in an area of outstanding natural beauty, in a highly popular tourist region of Costa Rica.
World-class hotel operator fully committed	• Management contract has been agreed with Meliá Hotels International to operate the hotel under their "Paradisus" brand, one of the most successful and recognized luxury all-inclusive brands in the world. • Meliá has been closely involved in the project from inception, playing a key role in developing both the design and the operating assumptions that underpin SunVesta's financial forecast for the resort.
Construction fully permitted with significant work already complete	• The development plans for the entire resort have been drawn up and signed-off and all of the construction permits received. • Earthworks, retaining walls and ground preparations – the riskiest part of the construction – are substantially complete.
Demonstrated shareholder commitment	• The sponsors have invested approximately USD 50 million of equity in the project to date, split between land costs (concessions), earthworks, planning and market studies. • The sponsors are committed to providing the additional financing required to complete the development and the construction of the Paradisus Papagayo.
Full independent valuation and market report from highly respectable provider	• A comprehensive valuation and market study report has been prepared by HVS Consulting and Valuation Services, a highly respected global hospitality valuation firm. • The project has been valued by HVS at USD 231.0 million on a "when complete" basis and at USD 272.0 million on a "when stabilised" basis.

A Five-Star Luxury All-Inclusive Resort…

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The project consists of two hotel concepts – Vista Mar and Vista Bahía – combined into one resort community:

Vista Mar – 243-room "Family Concierge" hotel and the majority of the resort's public areas

Vista Bahía – 119-room adult only "Royal Service" hotel and 20 garden villas

Together, the resort will include:

- 362 rooms
- 20 luxury garden villas with pools
- 2 primary outdoor swimming pools
- 9 restaurants, 8 bars/lounges
- Children's club and swimming pool
- Beach club
- 14 swim-up pools
- Fitness centre
- Full-service YHI spa
- Multi-purpose convention centre
- Wedding pavilion
- 5 retail outlets

The resort will be managed by Meliá Hotels International under the "Paradisus" brand, which is one of the most successful and recognized luxury all-inclusive brands in the word.







Paradisus
PAPAGAYO BAY RESORT
& LUXURY VILLAS
Guanacaste | Costa Rica

...Situated In An Idyllic Location

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- The project is being developed at the southern end of the resort-residential corridor in Costa Rica, known as Polo Turístico Papagayo, which borders Bahía Culebra in the Gulf of Papagayo.
- The beautiful hillside site measures 22 hectares and has good road access to the new Daniel Oduber Quirós International Airport, located 15 kilometres away.
- Paradisus Papagayo Bay Resort & Luxury Villas is located in a neighbourhood characterized by resorts, residential developments, restaurants, a top-rated golf course and scenic land.
- Well-known brands, such as Four Seasons, Hilton, Occidental and Marriott have established hotels in the local area.
- The area is reserved exclusively for resorts and residential developments. All developments must follow strict ordinances that preserve the natural environment.


Lake Nicaragua
NICARAGUA
San Juan R.
La Cruz
Los Chiles
Caribbean Sea
Golfo de Papagayo
Liberia
Cañas
Muelle
Quesada
Santa Cruz
COSTA RICA
Siquirres
Nicoya
Alajuela
Heredia
Puntarenas
San José
Puerto Limón
Lepanto
Santiago
Cartago
Moravia
Golfo de Nicoya
Parrita
Santa María
Puerto Quepos
San Isidro
General R.
Buenos Aires
Pacific Ocean
Ciudad Cortés
PANAMA
Golfito
0 50 mi
0 50 km
Golfo Dulce
Golfo de Chiriqui



Industry Overview

Costa Rica – A Leading Tourist Destination...

- Costa Rica, with its rich variety of natural highlights, is one of the most popular and desirable travel destinations in the world.
- 12.5% (~US$6.3 billion) of total GDP in 2014 was derived from travel and tourism(1).
- With a CAGR of 4.9% since 2006, the number of international arrivals in Costa Rica has been growing at over double the growth in the number of hotel rooms available.
- Daniel Oduber International airport, which serves the Gulf of Papagayo, has seen an 11.2% CAGR in arrivals since 2006 and has recently completed its new two-story terminal which has four jetways, three stands and 28 international check-in counters to handle the increased passenger volumes.







(1) Includes investments in the sector such as construction of hotels, and domestic purchases of goods and services relating to the sector.

Sources: The Costa Rica News (TCRN); Costa Rican Tourism Institute (ICT); the Costa Rican Department of Immigration; the World Economic Forum; and The World Travel & Tourism Council

...Where Demand For Accommodation Is Outpacing Supply



Lodging Capacity
50,000
45,000
40,000
35,000
30,000
Number of Rooms
2,700
2,600
2,500
2,400
2,300
2,200
2,100
2,000
Number of Hotels
2006
2007
2008
2009
2010
2011
2012
2013
Number of Rooms
Number of Hotels

Lodging Capacity					
Year	Number of Rooms	Change	Number of Hotels	Change	Rooms per Hotel
2006	40,811	5.4%	2,576	8.4%	15.8
2007	41,340	1.3%	2,595	0.7%	15.9
2008	41,759	1.0%	2,599	0.2%	16.1
2009	42,058	0.7%	2,508	-3.5%	16.8
2010	43,715	3.9%	2,468	-1.6%	17.7
2011	44,307	1.4%	2,476	0.3%	17.9
2012	45,531	2.8%	2,497	0.8%	18.2
2013	46,633	2.4%	2,515	0.7%	18.5
CAGR		1.9%		-0.3%	



International Arrivals to Costa Rica
2,500,000
2,300,000
2,100,000
1,900,000
1,700,000
1,500,000
Arrivals By All Means
400,000
350,000
300,000
250,000
200,000
150,000
Daniel Oduber Arrivals
2006
2007
2008
2009
2010
2011
2012
2013
2014
Total International Arrivals By All Means
Daniel Oduber International Arrivals

International Arrivals to Costa Rica					
Year	By All Means	Change	Daniel Oduber International	Change	Daniel Oduber as % of All Means
2006	1,725,261		161,837		9.4%
2007	1,979,789	14.8%	194,853	20.4%	9.8%
2008	2,089,174	5.5%	204,318	4.9%	9.8%
2009	1,922,579	-8.0%	190,756	-6.6%	9.9%
2010	2,099,829	9.2%	225,224	18.1%	10.7%
2011	2,192,059	4.4%	264,165	17.3%	12.1%
2012	2,343,213	6.9%	331,116	25.3%	14.1%
2013	2,427,941	3.6%	330,309	-0.2%	13.6%
2014	2,526,817	4.1%	378,485	14.6%	15.0%
CAGR		4.9%		11.2%	

Sources: ICT; Sistema de Planta Turística; and the Costa Rican Department of Immigration

Paradisus Papagayo Will Fill A Clear Gap In The Local Market

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- Market analysis from HVS, a leading hospitality consulting organization, identifies a number of mid- to high-end hotels that operate in the surrounding area.
- Four Seasons Resort Costa Rica at Península Papagayo, which accounts for 12% of the rooms in the set identified by HVS, is the only high-end hotel currently available, with room rates significantly above the market average. The European-plan hotel has been operating for over 10 years and despite no significant renovation, continues to command premium rates.
- The Paradisus Papagayo Bay Resort will be a high-end luxury resort that is newer and, management believes, will be built to a higher specification than the Four Seasons, while offering lower, all-inclusive room rates.

			2013 Estimate			2014 Estimate			
Property	Number of Rooms	% of Total	Occupancy	Average Rate (USD)	Rev PAR[(1)] (USD)	Occupancy	Average Rate (USD)	Rev PAR[(1)] (USD)	Rev PAR[(1)] Change
Mid- to high-end									
Occidental Grand Papagayo[(2)]	169	12%	67%	201	135	67%	203	136	1.0%
Westin Golf Resort & Spa Playa Conchal	406	29%	65%	224	146	67%	232	155	6.8%
JW Marriott Guanacaste	310	22%	51%	208	106	51%	232	118	11.5%
Hilton Papagayo Costa Rica Resort & Spa	202	14%	65%	233	151	77%	248	191	26.1%
Andaz Península Papagayo Resort	153	11%	NA[(3)]	NA[(3)]	NA[(3)]	37%	368	136	NA[(3)]
High-end									
Four Seasons Resort Costa Rica	163	12%	70%	711	498	61%	809	493	-0.8%
Sub-Totals/Averages	**1,403**		**62.5%**	**290**	**181**	**61%**	**307**	**187**	**3.2%**
Paradisus Papagayo Bay Resort[(2)(4)]	382					56%	649	363	NA

Sources: HVS

(1) Revenue per available room.
(2) All-inclusive resort.
(3) Opened in 2014.
(4) All information is as projected for the first year of operation which is currently expected to begin in Q2 2017.

Project Status

World-Class Operator On Board

- Meliá Hotels International (formerly Sol Meliá Hotels & Resorts) is Spain's leading hotel company and one of the largest hotel companies in the world, with seven brands and more than 350 hotels in 35 countries. Meliá reported revenues of USD 1.9 billion in 2015 and is listed under the ticker MEL:SM, with a market cap of ~USD 2.7 billion(1).



	Hotels	%	Rooms	%
EMEA	103	29	26,352	29
Asia	13	4	3,762	4
Americas	82	23	26,969	29
Spain	155	44	35,333	38
Total	**353**		**92,416**	

A wide scope of brands covering different segments
(by number of rooms)



Upscale Segment 39%
Midscale Segment 50%
Luxury Segment 11%
MELIÃ
INNSIDE
GRAN MELIÃ
Sol
ME

Under 4 different management formals
(by number of rooms)



Leased 24%
Franchised 7%
Managed 46%
Owned 23%

Sources: MeliáHotelsInternational (1) As of July 1, 2015

Meliá in Costa Rica

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- Meliá entered the Costa Rican market in 1996, managing what is now Westin Golf Resort & Spa at Playa Conchal under its Meliá brand until 2004. The hotel was then rebranded as a Paradisus resort in 2004 and Meliá continued to operate it until 2011, achieving an average occupancy rate of 73.8%[(1)].
- Whilst SunVesta's key personnel was leading the planning, design and budgeting of the project, Meliá has provided substantial support and has included the project in its current marketing materials and on its website.
- Meliá has offered owner's priority return and guaranteed owner's priority return in their contract, indicating their confidence in the project.
- The five-star resort will be managed under the Paradisus brand, which is an all-inclusive luxury resort brand owned and operated by Meliá with oceanfront resorts in Mexico, the Dominican Republic and Cuba. It is management's view that new Paradisus Papagayo Bay Resort will be a flagship for the Paradisus brand.

Paradisus Brand

9 Hotels	4,452 Rooms	3 Countries	5,914 Employees	2,197,280 Customers

Sources: Meliá Hotels International
(1) From FY 2004 to FY 2010

The Project is Well-Advanced...

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- Both land concessions have been granted. On July 13, 2015, Consejo del Polo de Desarrollo Turístico Papagayo at ICT (Council of Papagayo Tourism Development Project at ICT), unanimously has approved the extension of the concessions for both Altos del Risco S.A. and Richland Investments Ltda. until 2052.
- Full architectural and interior designs have been drawn up.
- Development plans have been signed-off and all construction permits received.
- An agreement with Meliá has been reached for the management of the hotel.
- Earthworks, retaining walls and ground preparations are in final stages.
- Contract negotiations with general contractors for the vertical construction are expected to be finalised in July 2015.



Prior
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Planning
Permitting
Financing
Earthworks
Construction
Hand over to management

...And Substantially De-Risked

Managements' Project Risk Analysis	Status	Low Risk / High Risk
Beginning of project		100%
Land survey	Completed	90%
First geological survey	Completed	80%
Earth movements (elimination of hazards)	Completed	60%
Second geological survey	Completed	50%
Construction of retaining walls	Completed	30%
Meshes on hills and steep land	Completed	20%
Beginning of vertical construction	**Pending**	**10%**









Fully-permitted and Shovel Ready

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Status of Permits and Concessions	Status	Permits and Concessions Received
Beginning of project		
Building permit Vista Mar	Received	30%
Building permit Vista Bahia	Received	60%
Environmental building permit	Received	70%
Forestal inventory permit	Received	85%
Maritime law concession (Article 21)	Received	100%

On June 30, 2015, the council of the Municipality of Carrillo approved the Article 21 concession application for Paradisus Papagayo Bay Resort. This concession allows construction on the public maritime zone, the 50-meter strip closest to the shore. The approved application is currently being processed and will be recorded in the public registry in 2-3 months.


Front View of Vista Mar


Overview of Vista Mar and surrounding Properties


Lateral Overview of Vista Mar

Financial Overview

Estimated Project Construction Budget

USD '000	Budget	Spent[1]	Remaining
Field work			
Planning	15,000	14,000	1,000
External work	22,000	7,000	15,000
Vertical construction	90,000		90,000
Furniture, fixtures and equipment	18,000		18,000
Others	17,200	8,500	8,700
Total	**162,200**	**29,500**	**132,700**
Head office items			
Land concessions	19,700	19,700	
Group project management fees	13,000		13,000
Refundable working capital	2,500		2,500
Others	3,600	800	2,800
Total	**38,800**	**20,500**	**18,300**
Total – Gross[2]	**201,000**	**50,000**	**158,000**
Less: Proceeds from sales of villas	-25,000		-25,000
Total - Net	**176,000**	**50,000**	**126,000**

(1) As of June 30, 2015, no-consolidated and non-US GAAP figures
(2)Construction budget excludes financing related costs

Projected Financial Performance

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- Management's projected financials for Paradisus Papagayo Bay Resort have been prepared with input from Meliá, informed by Meliá's previous experience in operating a property in the Gulf of Papagayo.

	Year 1[1]	Year 2	Year 3	Year 4	Year 5
Assumptions					
Number of rooms	382	382	382	382	382
Opening days	365	365	365	365	365
Occupancy rates (%)	56	59	63	67	69
Package rates - per person (USD)	298	327	351	378	408
Package rates - per room (USD)	649	712	766	824	889
USD '000					
Projected Headline Financials					
Gross operating revenue	59,613	68,261	77,718	88,274	97,679
Departmental expenses	22,324	25,109	27,941	30,953	33,591
Departmental income	**37,289**	**43,152**	**49,777**	**57,321**	**64,088**
% of revenue	63%	63%	64%	65%	66%
Undistributed overhead expenses	12,118	12,867	14,219	15,437	16,130
Basic management fees	1,788	2,048	2,332	2,648	2,930
Gross operating profit	**23,383**	**28,237**	**33,226**	**39,236**	**45,028**
% of revenue	39%	41%	43%	44%	46%
Villa leaseback fees	2,188	2,188	2,188	2,188	2,188
Other fixed expenses	4,723	5,554	6,431	7,455	8,410
EBIDTA[2]	**16,472**	**20,495**	**24,607**	**29,593**	**34,430**
% of revenue	28%	30%	32%	34%	35%

- SunVesta expects that operations will stabilise in year 5 and EBITDA will grow at 5% p.a. thereafter, in line with local inflation[3].
  - EBITDA is projected to reach USD 38.0 million in year 7 and USD 43.9 million in year 10.

(1) Expected to begin in Q2 2017

(2) Earnings before interest, taxes, depreciation, and amortization

(3) Assumes an inflation rate of 5.0%, which is the average inflation rate in Costa Rica over the past 5 years – The World Bank

HVS Valuation

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- In 2013, SunVesta commissioned HVS Consulting and Valuation Services, a leading hotel consulting and valuation firm that provides services in over 60 countries around the world, to carry out a comprehensive market study of the project. Later in 2014, HVS has also produced an appraisal report.

- In early 2015, SunVesta commissioned an updated combined report, to take into account the current market conditions and progress of the project development. The updated report was received in March 2015.

- The report values the project at USD 231 million "when complete" on January 1, 2017. The value estimate equates to USD 601,000 per room.

- After five years of operation HVS has given the project a "when stabilized" valuation of USD 272 million. This value opinion equates to USD 712,000 per room.

HVS

Key Takeaways

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- ✓ World-class operator on-board
- ✓ Construction fully permitted and vertical construction ready
- ✓ Strong equity sponsorship
- ✓ Great location in a growing market

About SunVesta

About SunVesta

- SunVesta Holding AG is a Swiss-based real estate development company involved in the development and ownership of investment properties in the upscale hotel and resort industry.
- SunVesta Holding AG is 100% owned by SunVesta, Inc., a US-based publicly traded holding company whose shares are listed under the symbol SVSA:US and are traded over the counter on the OTCQB marketplace.
- Within the scope of its corporate strategy, the Group plans future investments in upscale hotel properties, primarily resorts. It is expected that properties will remain within the Group over the medium term and that management of the hotels will be outsourced to leading hotel chains.
- The Group's website is at www.sunvesta.com.







Organisational Structure


SunVesta Inc.
SunVesta Holding AG
Sub-Holding Company
(Switzerland – 100%)
SunVesta Projects & Management AG
Mgt company
(Switzerland – 100%)
SunVesta Holding España SL
Currently dormant
(Spain – 100%)
SunVesta Costa Rica Ltda.
Mgt company
(Costa Rica – 100%)
Rich Land Investments Ltda.
Owner of land concession
(Costa Rica – 100%)
Altos del Risco SA.
Owner of land concession
(Costa Rica – 100%)

Senior Management / Sponsors



Hans Rigendinger

Chairman of the Board of Directors – SunVesta Holding AG and Chief Operating Officer – SunVesta Inc.

Hans Rigendinger (aged 69) graduated from the Swiss Federal Institute of Technology in Zurich (ETH Zurich) with a Masters in civil engineering. Since 1972, Mr Rigendinger has owned an engineering planning and execution firm with 50 employees. He has been responsible for the planning and completion of more than 300 bridge construction projects and approximately 500 buildings and industrial installations. Since 1995, he has participated in the successful completion of several real estate projects in the commercial, residential and tourist segments. Mr Rigendinger has extensive specialized expertise and experience in the construction field and has participated in the development of SunVesta Group since 2007.



Josef Mettler

Vice-Chairman of the Board of Directors – SunVesta Holding AG and Chairman and CEO – SunVesta Inc.

Josef Mettler (aged 55) studied economics and business computer science. He has been working as an entrepreneur in the fields of software, consulting, finance and real estate since 1987. Until 1998, he was a member of the board of directors and co-founder of a publicly traded IT company, Openlimit Holding AG. In 2005 he founded the SunVesta Group and has had a leading role in the development, conception and structuring of SunVesta Group. Mr Mettler has a broad knowledge and extensive experience in the marketing and distribution, corporate finance, investment banking and real estate sectors.



Dr. Max Rössler

Member of the Board of Directors – SunVesta Holding AG and SunVesta Inc.

Dr. Max Rössler (aged 75) studied mathematics at the Swiss Federal Institute of Technology in Zurich (ETH). After graduating from Harvard University, he had a research appointment with NASA. After returning to Switzerland, Dr. Rössler taught and conducted research at the ETH Zurich in the fields of applied mathematics and management science. During this period he applied mathematical methods to problems concerning financial investments. In 1978, Dr. Rössler joined Credit Suisse (formerly Schweizerische Kreditanstalt) and was responsible for managing investment funds of approximately CHF 12 billion. From 1997, Dr. Rössler spent several years with SUVA (Swiss National Accident Insurance Fund) where he managed fixed interest investments. Dr. Rössler currently has two advisory board mandates with Swiss private banks.

Board Members and Key Individuals



Charles Fessel
Project Director – Paradisus Papagayo Bay & Luxury Villas
Internationally experienced hotel consultant. Acted as CEO of a number of companies including; Silberkugel AG and Recreation Management International Ltd.



Ernst Rosenberger
Corporate Controller – SunVesta Group
Previous CFO of a Swiss-based international hotel company, Mövenpick Hotels & Resorts



Turan Tokay
Member of the Board of Directors – SunVesta Holding AG
Businessman



José María Figueres Olsen
Member of the Board of Directors – SunVesta Inc.
Businessman and President of Costa Rica 1994 – 1998



Howard M. Glicken
Member of the Board of Directors – SunVesta Inc.
Founder, Chairman and CEO of The Americas Group



Andrés Montejo
Director – SunVesta Costa Rica Ltda. (and affiliates)
One of the most renowned specialised property lawyers in Costa Rica

Thank You





Appendix

Appendix: Economic Environment

- Costa Rica is one of Central America's most affluent countries and has experienced steady economic expansion over the past 25 years.
- Costa Rica has had a stable democracy since 1949 and has not been subject to, or affected by the political and civil unrest that has set back progress in the neighbouring countries.
- Although the country still maintains a large agricultural sector, Costa Rica has expanded its economy to include strong technology and tourism industries. The standard of living is relatively high and land ownership is widespread.
- Current projections foresee GDP growth of between 4.1% and 4.3% over the next few years, driven by private consumption and domestic investment.


Costa Rica's Gross Domestic Product
GDP in USD billions
$60.0
$40.0
$20.0
$0.0
$20.0
$22.5
$26.3
$29.8
$29.4
$36.3
$41.2
$45.4
$49.6
2005
2006
2007
2008
2009
2010
2011
2012
2013
10.0%
5.0%
0.0%
-5.0%
GDP annual growth rate

2013 GDP Split	72.5% services, 21.3% industry and 6.2% agriculture
2013 National Savings	16.3% of GDP
2013 Public Debt	55.0% of GDP
2013 Inflation Rate	5.6%
2014 Population	4.76 million (1.24% growth rate)

Source: The World Bank and CIA World Factbook

Appendix: Interior and Exterior Design







Appendix: Meliá's Brands

sunesta

PREMIUM



GRAN MELIÁ HOTELS & RESORTS
11 hotels
3,390 rooms

Traditional luxury with an avant-garde flair. Gran Meliá offers exclusive hotels and resorts for discerning travellers in the world's most desirable destinations

Attributes: RedLevel, RedGlove Service, Impressive Architecture, Signature Restaurants

Benchmark: St Regis I Park Hyatt I JW Marriott I Intercontinental I Westin I Hyatt

ME
6 hotels
1,378 rooms

ME Hotels are meticulously designed to meet the demands of today's most progressive guests who view travel as an extension of their lifestyle

Attributes: The Aura, The Clientele, Art & Design, Relevant Technology, F&B Social Epicenters

Benchmark: W Hotels I Andaz I Morgans Hotel Group

Paradisus
9 hotels
4,452 rooms

An extraordinarily luxurious all-inclusive resort experience in prime oceanfront locations around the world

Attributes: Family Concierge, Royal Service, YHI Spa, All Inclusive

Benchmark: Sandals I Secrets I Westin I Intercontinental I Royal Hideaway I Dreams I Palace Resorts I Couples Resorts

UPSCALE



MELIÃ HOTELS & RESORTS
98 hotels
29,683 rooms

With over 90 hotels in top urban and resort destinations worldwide, Meliá Hotels & Resorts represents the passion of Meliá Hotels International, and stands out for its perfect combination of design and service

Attributes: The Level, Power Meetings, Culinary Experiences, YHI Spa

Benchmark: Hilton I Marriott I Hyatt I Le Meridien I Sheraton

INNSIDE® BY MELIÃ
14 hotels
1,864 rooms

Each with its own unique architectural personality, sleek rooms and stylish destination bars and restaurants, INNSIDE by Meliá hotels portray a fresh and smart choice for business travelers wanting a touch of lifestyle

Attributes: Unique Urban Design Hotels: Efficient, Informal And Smart Service With German Essence

Benchmark: Aloft I AC I Radisson Blu I Indigo

MIDSCALE



TRYP BY WYNDHAM
88 hotels
13,771 rooms

At TRYP, YOU OWN THE CITY. Over 90 hotels worldwide including Barcelona, Buenos Aires, Madrid, Paris, New York and São Paulo. Own the city

Attributes: Own the city, Prime Locations, Premium Breakfast Buffet, Free Internet

Benchmark: Novotel I Paradores I AC I Room Mate I Rafael Hoteles I NH I Silken I Abba I Lindner

Sol hotels & resorts
79 hotels
25,952 rooms

Hotels and resorts just footsteps from the beach in the principal tourist destinations of the Mediterranean, Canary Island and the Caribbean. Fresh holiday types- from family- friendly hotels to the adults-only experience

Attributes: "Smart & Simple" Design; Themed Hotels, Varied Buffets, Activities

Benchmark: Iberostar, I Riu I H10 I Barceló I Fiesta

Source: Meliá Hotels International as of June 2014